UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 16, 2019

Precision Therapeutics Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2915 Commers Drive, Suite 900, Eagan, Minnesota 55121
(Address of Principal Executive Offices) (Zip Code)

(651) 389-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AIPT	Nasdaq Capital Market

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 16, 2018, the Company received a letter from The Nasdaq Stock Market (“Nasdaq”) stating that the bid price of the Company’s common stock for the previous 30 consecutive trading days had closed below the minimum $1.00 per share required for continued listing under Listing Rule 5550(a)(2) (the “Bid Price Rule”). The letter stated that the Company had 180 days, or until May 15, 2019, to demonstrate compliance by maintaining a minimum closing bid price of at least $1.00 for a minimum of 10 consecutive trading days.

On May 16, 2019, Nasdaq notified the Company that while the Company had not regained compliance with the Bid Price Rule, it was eligible for an additional 180-day grace period, or until November 11, 2019, to regain compliance with the Bid Price Rule. Nasdaq’s determination was based on the Company having met the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market, with the exception of the Bid Price Rule, and on the Company’s written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

If the Company does not regain compliance with the Bid Price Rule by November 11, 2019, Nasdaq will provide written notification to the Company that its common stock will be delisted. At that time, the Company may appeal Nasdaq’s delisting determination to a NASDAQ Hearings Panel, or the Panel. The Company’s common stock would remain listed pending the Panel’s decision. There can be no assurance that if the Company does appeal such a delisting determination by Nasdaq to the Panel, that such appeal would be successful.

A copy of the press release disclosing receipt of the Nasdaq letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Therapeutics Inc.

Date: May 17, 2019	By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer